UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-6454

Fidelity Municipal Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Michigan Municipal Income Fund Fidelity® Michigan Municipal Money Market Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	0.90%	3.78%	4.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,179	Fidelity® Michigan Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund gained 0.90%, net of fees, lagging the 1.93% advance of the state benchmark, the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. However, the fund outpaced its Lipper peer group average. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in bonds issued by Great Lakes Water Authority modestly hurt the fund's relative performance as well. These bonds were among the Michigan market's best performers for 2018. In contrast, sector allocation produced some value, including an overweighing in health care securities, which topped most other sectors of the market. Within health care, the fund's overweighting in the bonds of Ascension Health provided a notable boost to performance versus the state benchmark. Likewise, overweighting transportation securities added value, specifically the fund's overweighting in bonds issued by Wayne County Airport.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	29.3
Health Care	23.2
Transportation	12.6
Water & Sewer	10.1
Education	8.5

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	0.3%
AA,A	91.4%
BBB	1.2%
BB and Below	0.5%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	5.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 95.0%
	Principal Amount	Value
Guam - 0.9%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$1,000,000	$1,136,040
Series C, 5% 10/1/21 (a)	2,920,000	3,007,688
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,281,972

TOTAL GUAM		5,425,700

Michigan - 94.1%
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity)	386,000	386,842
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,686,525
5% 5/1/37	1,175,000	1,317,022
Bay City School District Rev.:
5% 11/1/25	1,000,000	1,131,950
5% 11/1/26	1,000,000	1,127,670
5% 11/1/27	700,000	787,878
5% 11/1/28	250,000	280,855
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,887,145
5% 5/1/29	1,250,000	1,430,225
5% 5/1/30	1,250,000	1,427,088
5% 5/1/34	2,475,000	2,791,701
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,148,550
5% 5/1/33	1,000,000	1,143,170
5% 5/1/34	1,075,000	1,223,157
5% 5/1/35	775,000	877,688
Clarkston Cmnty. Schools:
Series 2016, 5% 5/1/29	1,500,000	1,702,185
5% 5/1/28	1,745,000	1,987,834
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	2,000,000	2,422,960
Detroit Downtown Dev. Auth. Tax Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,459,943
5% 7/1/31 (FSA Insured)	1,775,000	1,920,870
5% 7/1/33 (FSA Insured)	2,000,000	2,150,840
5% 7/1/34 (FSA Insured)	1,750,000	1,876,560
5% 7/1/35 (FSA Insured)	2,750,000	2,940,383
5% 7/1/37 (FSA Insured)	2,000,000	2,128,200
Detroit Gen. Oblig. Series 2018:
5% 4/1/20	750,000	767,693
5% 4/1/21	1,000,000	1,036,880
5% 4/1/22	725,000	760,540
5% 4/1/23	310,000	328,051
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/24	5,000,000	5,428,300
Detroit Swr. Disp. Rev. Series 2006, 5% 7/1/36	10,000	10,022
Detroit Wtr. Supply Sys. Rev. Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	2,700,000	2,768,931
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,143,300
5% 10/1/22 (FSA Insured)	2,645,000	2,884,822
5% 10/1/26 (FSA Insured)	4,850,000	5,249,931
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	834,446
5% 4/1/34 (FSA Insured)	520,000	588,583
5% 4/1/35 (FSA Insured)	500,000	564,250
Farmington Pub. School District Gen. Oblig.:
5% 5/1/25 (FSA Insured)	2,140,000	2,455,308
5% 5/1/26 (FSA Insured)	1,385,000	1,588,180
5% 5/1/27 (FSA Insured)	1,425,000	1,628,675
Forest Hills Pub. Schools:
5% 5/1/19	1,375,000	1,389,634
5% 5/1/20	1,575,000	1,641,213
5% 5/1/21	1,575,000	1,684,872
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,651,119
Grand Rapids Pub. Schools 5% 5/1/29 (FSA Insured)	480,000	559,488
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	560,063
5% 1/1/32	235,000	275,653
5% 1/1/33	250,000	292,380
5% 1/1/34	550,000	639,920
5% 1/1/35	400,000	463,680
5% 1/1/38	655,000	751,482
5% 1/1/43	2,100,000	2,381,127
5% 1/1/48	1,000,000	1,124,740
Series 2012, 5% 1/1/37	1,250,000	1,373,588
Series 2014:
5% 1/1/27	1,300,000	1,481,181
5% 1/1/29	800,000	908,640
5% 1/1/30	2,000,000	2,266,540
Series 2016, 5% 1/1/37	1,250,000	1,405,838
Grand Rapids Wtr. Supply Sys.:
Series 2016:
5% 1/1/31	250,000	286,598
5% 1/1/32	320,000	364,221
5% 1/1/33	550,000	626,753
5% 1/1/34	500,000	567,395
5% 1/1/35	920,000	1,040,897
5% 1/1/36	385,000	434,553
5% 1/1/46	800,000	886,432
Series 2018:
5% 1/1/43	1,325,000	1,491,380
5% 1/1/48	2,500,000	2,803,625
Grand Traverse County Hosp. Fin. Auth.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,161,920
Series 2014 A, 5% 7/1/47	1,400,000	1,504,860
Series 2019 A:
5% 7/1/44 (b)	1,110,000	1,211,299
5% 7/1/49 (b)	2,615,000	2,842,819
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	574,505
5% 12/1/26	1,900,000	2,171,814
5% 12/1/28	1,800,000	2,044,764
Series 2018:
5% 12/1/34	1,075,000	1,239,196
5% 12/1/35	1,225,000	1,406,496
5% 12/1/37	1,375,000	1,563,719
5% 12/1/38	875,000	991,148
5% 12/1/43	1,400,000	1,573,306
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/30	2,000,000	2,288,320
Series 2016 C, 5% 7/1/31	7,000,000	7,973,700
Series 2018 A:
5% 7/1/43	10,000,000	11,323,700
5% 7/1/48	5,000,000	5,640,200
Hudsonville Pub. Schools:
Series 2017:
5% 5/1/29	625,000	730,019
5% 5/1/30	1,000,000	1,160,760
5% 5/1/31	430,000	497,398
5% 5/1/32	1,200,000	1,379,460
5% 5/1/34	1,000,000	1,141,620
5% 5/1/35	1,000,000	1,137,680
4% 5/1/24	1,220,000	1,311,720
4% 5/1/25	500,000	534,175
5% 5/1/20	1,000,000	1,041,240
5% 5/1/22	600,000	656,844
5.25% 5/1/41 (Pre-Refunded to 5/1/21 @ 100)	1,750,000	1,886,150
Ingham, Eaton and Clinton Counties Lansing School District 5% 5/1/22	1,730,000	1,893,900
Jackson County Hosp. Fin. Auth. Hosp. Rev. (Allegiance Health Proj.) Series 2010 A, 5% 6/1/37 (Pre-Refunded to 6/1/20 @ 100)	2,250,000	2,346,953
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	780,000	880,745
5% 5/15/30	5,000,000	5,586,300
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5.5% 11/15/25	5,000,000	5,457,300
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,043,150
4% 5/1/22	1,000,000	1,059,410
L'Anse Creuse Pub. Schools Series 2012, 5% 5/1/23	1,500,000	1,598,985
Lake Orion Cmnty. School District 5% 5/1/23	1,915,000	2,139,342
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	5,000,000	5,398,350
Lansing Cmnty. College:
Series 2012:
5% 5/1/25	350,000	383,040
5% 5/1/25 (Pre-Refunded to 5/1/22 @ 100)	1,190,000	1,307,572
5% 5/1/23	1,135,000	1,245,606
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35 (Pre-Refunded to 11/15/21 @ 100)	3,030,000	3,366,845
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,351,693
5% 5/1/29	1,430,000	1,652,437
5% 5/1/31	500,000	572,400
5% 5/1/32	1,000,000	1,139,110
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,432,535
5% 5/1/34	1,750,000	2,018,695
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	888,498
5% 7/1/30	900,000	1,020,006
5% 7/1/31	780,000	881,213
5% 7/1/32	1,000,000	1,126,190
5% 7/1/33	705,000	791,461
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	8,095,930
Series 2009 I, 5.25% 10/15/25 (Assured Guaranty Corp. Insured)	2,000,000	2,050,680
5% 4/15/38	3,000,000	3,375,450
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/29	1,135,000	1,350,344
5% 11/1/30	1,000,000	1,181,240
5% 11/1/32	1,000,000	1,171,890
5% 11/1/33	2,500,000	2,920,425
5% 11/1/35	1,000,000	1,157,110
5% 11/1/36	1,250,000	1,441,813
5% 11/1/37	1,500,000	1,719,255
5% 11/1/38	1,595,000	1,818,061
(Henry Ford Health Sys. Proj.) Series 2016:
5% 11/15/24	2,940,000	3,348,983
5% 11/15/27	2,530,000	2,920,455
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,348,338
5% 1/1/40	3,000,000	3,196,350
(Kalamazoo College Proj.) Series 2018:
5% 12/1/29	1,005,000	1,187,548
5% 12/1/34	735,000	849,293
5% 12/1/38	735,000	833,225
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,097,960
(Mid-Michigan Health Sys. Proj.) Series 2014, 5% 6/1/39	540,000	589,891
(Trinity Health Proj.) Series 2017:
5% 12/1/29	500,000	587,500
5% 12/1/30	710,000	828,755
(Trinity Health Proj.) Series 2015, 5% 12/1/33	1,220,000	1,307,535
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	137,390
Series 2012:
5% 11/15/24	660,000	726,838
5% 11/15/25	1,000,000	1,098,540
5% 11/15/26	800,000	877,592
5% 11/1/42	2,000,000	2,151,060
5% 11/15/42	3,120,000	3,323,798
Series 2013:
5% 10/1/25	1,255,000	1,393,012
5% 8/15/30	4,105,000	4,521,493
Series 2014 H1:
5% 10/1/22	1,000,000	1,069,450
5% 10/1/25	2,250,000	2,544,030
5% 10/1/39	4,725,000	5,227,929
Series 2014:
5% 6/1/25	1,000,000	1,134,440
5% 6/1/26	700,000	792,967
5% 6/1/27	700,000	790,685
Series 2015 C:
5% 7/1/26	570,000	646,887
5% 7/1/27	1,215,000	1,373,497
5% 7/1/28	1,500,000	1,688,085
5% 7/1/35	1,000,000	1,101,720
Series 2015 D1:
5% 7/1/34	1,250,000	1,380,225
5% 7/1/35	500,000	550,860
Series 2015:
5% 11/15/26	2,250,000	2,563,493
5% 11/15/27	3,500,000	3,970,085
5% 11/15/28	1,855,000	2,092,570
Series 2016 A, 5% 11/1/44	6,190,000	6,714,045
Series 2016:
5% 11/15/26	1,010,000	1,178,286
5% 1/1/29	1,000,000	1,140,230
5% 11/15/29	2,950,000	3,362,823
5% 1/1/30	1,000,000	1,135,470
5% 1/1/31	1,170,000	1,323,750
5% 1/1/32	1,895,000	2,132,519
5% 1/1/33	1,915,000	2,149,894
5% 1/1/34	2,135,000	2,386,887
5% 11/15/41	11,710,000	12,616,003
5% 12/1/27	1,090,000	1,148,686
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	10,579
Michigan Hosp. Fin. Auth. Rev.:
(MidMichigan Obligated Group Proj.) Series 2009 A, 6.125% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	3,740,000	3,806,946
(Trinity Health Proj.) Series 2008 C:
5% 12/1/29	1,150,000	1,351,250
5% 12/1/30	1,700,000	1,984,342
5% 12/1/31	3,000,000	3,481,320
Bonds Series 2010 F4, 1.95%, tender 4/1/20 (c)	5,530,000	5,512,359
Series 2016:
5% 11/15/46	3,500,000	3,870,825
5% 11/15/47	18,000,000	19,894,122
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	165,000	165,622
Michigan Muni. Bond Auth. Rev. Series 2005, 5% 10/1/23 (Pre-Refunded to 10/1/19 @ 100)	385,000	394,232
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,897,791
(I-75 Impt. Proj.) Series 2018, 4.25% 12/31/38 (FSA Insured) (a)	7,000,000	7,056,770
Milan Area Schools Series 2019:
5% 5/1/30 (b)	605,000	706,894
5% 5/1/31 (b)	1,545,000	1,796,356
5% 5/1/33 (b)	1,805,000	2,076,454
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,270,597
5% 3/1/25	1,225,000	1,328,366
5% 3/1/26	1,290,000	1,395,161
Series 2013 A:
5% 3/1/25	995,000	1,101,833
5% 3/1/26	1,620,000	1,786,471
5% 3/1/27	815,000	897,397
5% 3/1/38	2,900,000	3,128,723
Series 2014:
5% 3/1/28	335,000	374,788
5% 3/1/29	525,000	585,202
5% 3/1/39	3,000,000	3,284,790
Series 2016:
5% 3/1/28	1,150,000	1,323,558
5% 3/1/41	3,475,000	3,814,021
Portage Pub. Schools Series 2016:
5% 11/1/32	2,500,000	2,869,125
5% 11/1/34	1,250,000	1,424,775
5% 11/1/35	1,300,000	1,476,254
5% 11/1/39	755,000	845,207
Rochester Cmnty. School District:
4% 5/1/19	1,375,000	1,385,256
5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	740,000	747,876
5% 5/1/29	1,625,000	1,877,769
5% 5/1/31	1,500,000	1,719,330
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	887,944
5% 5/1/25	1,000,000	1,156,210
5% 5/1/26	1,385,000	1,587,307
5% 5/1/24	570,000	648,882
5% 5/1/26	1,715,000	1,965,510
5% 5/1/27	1,795,000	2,050,429
5% 5/1/28	1,885,000	2,147,317
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,122,890
5% 9/1/27	1,175,000	1,313,345
5% 9/1/28	1,870,000	2,080,618
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,191,950
Saint Clair County Gen. Oblig. 5% 4/1/26	1,495,000	1,629,266
South Haven Gen. Oblig. Series 2009, 5.125% 12/1/33 (Pre-Refunded to 12/1/19 @ 100)	1,000,000	1,030,270
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,762,961
5% 5/1/24	3,200,000	3,649,760
5% 5/1/25	2,355,000	2,728,880
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	904,892
5% 5/1/34	5,630,000	6,310,498
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	802,440
4% 5/1/24 (FSA Insured)	750,000	810,098
4% 5/1/25 (FSA Insured)	500,000	543,390
Series 2018:
5% 5/1/29	415,000	482,081
5% 5/1/30	550,000	633,584
5% 5/1/32	1,100,000	1,258,543
5% 5/1/34	1,175,000	1,336,222
5% 5/1/35	1,200,000	1,356,420
5% 5/1/36	1,000,000	1,126,930
5% 5/1/37	1,300,000	1,459,484
5% 5/1/38	800,000	894,088
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
5% 12/1/21 (a)	5,000,000	5,383,800
5% 12/1/22 (a)	5,260,000	5,669,912
Series 2012 A, 5% 12/1/23	2,300,000	2,566,570
Series 2014 C:
5% 12/1/29 (a)	720,000	802,404
5% 12/1/31 (a)	860,000	953,000
5% 12/1/34 (a)	1,655,000	1,822,668
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,188,075
Series 2015 F:
5% 12/1/25 (a)	2,735,000	3,127,254
5% 12/1/27 (a)	4,810,000	5,467,383
Series 2015 G:
5% 12/1/35	5,435,000	6,141,387
5% 12/1/36	5,760,000	6,489,389
Series 2017 A:
5% 12/1/37	545,000	613,768
5% 12/1/42	1,455,000	1,621,976
Series 2017 B, 5% 12/1/47 (a)	450,000	492,264
Series 2018 B, 5% 12/1/48 (a)	2,000,000	2,201,820
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,047,773
5% 12/1/31 (a)	2,825,000	3,251,293
5% 12/1/32 (a)	2,945,000	3,365,222
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	2,640,000	2,812,339
5% 5/1/25 (Pre-Refunded to 5/1/21 @ 100)	1,670,000	1,786,499
5% 5/1/26	1,225,000	1,302,959
5% 5/1/26 (Pre-Refunded to 5/1/21 @ 100)	775,000	829,064
Series 2014 1:
5% 5/1/30	725,000	814,480
5% 5/1/32	500,000	558,005
5% 5/1/34	900,000	999,684
5% 5/1/35	250,000	277,430
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	366,966
5% 11/15/26	400,000	458,472
5% 11/15/28	650,000	739,661
5% 11/15/29	750,000	850,388
5% 11/15/30	855,000	968,450
5% 11/15/31	700,000	791,252
Series 2015 A:
5% 11/15/26	1,000,000	1,146,270
5% 11/15/28	2,505,000	2,852,444
Woodhaven-Brownstown School District County of Wayne:
5% 5/1/36	2,835,000	3,193,457
5% 5/1/38	5,670,000	6,355,333
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,500,489
5% 5/1/30	1,550,000	1,777,757
5% 5/1/32	2,000,000	2,278,220
Zeeland Pub. Schools:
5% 5/1/27 (FSA Insured)	1,000,000	1,143,560
5% 5/1/28 (FSA Insured)	500,000	569,270
5% 5/1/29 (FSA Insured)	1,000,000	1,134,170
5% 5/1/30 (FSA Insured)	1,000,000	1,130,440

TOTAL MICHIGAN		562,379,590

TOTAL MUNICIPAL BONDS
(Cost $559,872,326)		567,805,290

Municipal Notes - 3.8%
Michigan - 3.8%
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.67% 1/2/19, VRDN (c)	14,220,000	$14,220,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.72% 1/2/19, LOC Comerica Bank, VRDN (c)	700,000	700,000
Univ. of Michigan Rev.:
Series 2012 B, 1.63% 1/2/19, VRDN (c)	4,245,000	4,245,000
Series 2012 D1, 1.53% 1/2/19, VRDN (c)	3,780,000	3,780,000
TOTAL MICHIGAN
(Cost $22,945,000)		22,945,000
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $582,817,326)		590,750,290
NET OTHER ASSETS (LIABILITIES) - 1.2%		6,933,708
NET ASSETS - 100%		$597,683,998

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.3%
Health Care	23.2%
Transportation	12.6%
Water & Sewer	10.1%
Education	8.5%
Special Tax	7.5%
Others* (Individually Less Than 5%)	8.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $582,817,326)		$590,750,290
Cash		11,716,238
Receivable for fund shares sold		438,480
Interest receivable		5,259,222
Prepaid expenses		928
Other receivables		1,636
Total assets		608,166,794
Liabilities
Payable for investments purchased on a delayed delivery basis	$8,465,623
Payable for fund shares redeemed	1,344,423
Distributions payable	390,032
Accrued management fee	177,293
Other affiliated payables	57,749
Other payables and accrued expenses	47,676
Total liabilities		10,482,796
Net Assets		$597,683,998
Net Assets consist of:
Paid in capital		$590,472,083
Total distributable earnings (loss)		7,211,915
Net Assets, for 49,940,617 shares outstanding		$597,683,998
Net Asset Value, offering price and redemption price per share ($597,683,998 ÷ 49,940,617 shares)		$11.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$20,079,405
Expenses
Management fee	$2,263,820
Transfer agent fees	577,540
Accounting fees and expenses	150,878
Custodian fees and expenses	4,985
Independent trustees' fees and expenses	2,968
Registration fees	25,908
Audit	54,469
Legal	5,182
Miscellaneous	4,694
Total expenses before reductions	3,090,444
Expense reductions	(8,950)
Total expenses after reductions		3,081,494
Net investment income (loss)		16,997,911
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		904,940
Total net realized gain (loss)		904,940
Change in net unrealized appreciation (depreciation) on investment securities		(13,434,751)
Net gain (loss)		(12,529,811)
Net increase (decrease) in net assets resulting from operations		$4,468,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,997,911	$18,255,773
Net realized gain (loss)	904,940	3,506,039
Change in net unrealized appreciation (depreciation)	(13,434,751)	13,813,180
Net increase (decrease) in net assets resulting from operations	4,468,100	35,574,992
Distributions to shareholders	(18,803,882)	–
Distributions to shareholders from net investment income	–	(18,249,642)
Distributions to shareholders from net realized gain	–	(2,430,358)
Total distributions	(18,803,882)	(20,680,000)
Share transactions
Proceeds from sales of shares	78,090,250	118,463,304
Reinvestment of distributions	13,425,197	14,106,104
Cost of shares redeemed	(159,878,263)	(118,716,731)
Net increase (decrease) in net assets resulting from share transactions	(68,362,816)	13,852,677
Total increase (decrease) in net assets	(82,698,598)	28,747,669
Net Assets
Beginning of period	680,382,596	651,634,927
End of period	$597,683,998	$680,382,596
Other Information
Undistributed net investment income end of period		$36,313
Shares
Sold	6,528,754	9,760,527
Issued in reinvestment of distributions	1,125,982	1,162,710
Redeemed	(13,403,469)	(9,797,566)
Net increase (decrease)	(5,748,733)	1,125,671

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.22	$11.94	$12.38	$12.33	$11.70
Income from Investment Operations
Net investment income (loss)A	.319	.333	.352	.387	.422
Net realized and unrealized gain (loss)	(.216)	.324	(.364)	.050	.642
Total from investment operations	.103	.657	(.012)	.437	1.064
Distributions from net investment income	(.318)	(.333)	(.353)	(.387)	(.421)
Distributions from net realized gain	(.035)	(.044)	(.075)	–	(.013)
Total distributions	(.353)	(.377)	(.428)	(.387)	(.434)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.97	$12.22	$11.94	$12.38	$12.33
Total ReturnC	.90%	5.57%	(.16)%	3.61%	9.23%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.49%	.49%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.49%	.48%
Net investment income (loss)	2.67%	2.74%	2.83%	3.15%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$597,684	$680,383	$651,635	$634,206	$569,796
Portfolio turnover rate	22%	12%	25%	11%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2018

Days	% of fund's investments 12/31/18
1 - 7	83.4
8 - 30	1.1
31 - 60	3.1
91 - 180	1.1
>180	11.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Variable Rate Demand Notes (VRDNs)	44.2%
Tender Option Bond	32.3%
Other Municipal Security	15.5%
Investment Companies	7.6%
Net Other Assets (Liabilities)	0.4%

Current 7-Day Yields

12/31/18
Fidelity® Michigan Municipal Money Market Fund	1.21%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Variable Rate Demand Note - 44.2%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(b)	$1,100,000	$1,100,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.88% 1/7/19, VRDN (a)(b)	300,000	300,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 2% 1/7/19, VRDN (b)	300,000	300,000
St Marys Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 2.01% 1/7/19, VRDN (b)	700,000	700,000
		1,000,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (b)	200,000	200,000
Series 2010 B1, 1.98% 1/7/19, VRDN (b)	200,000	200,000
		400,000
Michigan - 42.6%
Central Michigan Univ. Rev. Series 2008 A, 1.78% 1/7/19, LOC JPMorgan Chase Bank, VRDN (b)	1,925,000	1,925,000
Grand Traverse County Hosp. Fin. Auth. Series 2011 B, 1.75% 1/7/19, LOC JPMorgan Chase Bank, VRDN (b)	14,925,000	14,925,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 1.7% 1/7/19, LOC U.S. Bank NA, Cincinnati, VRDN (b)	13,840,000	13,840,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 1.94% 1/7/19, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,500,000	1,500,000
(Hosp. Proj.) Series 2016 E2, 1.75% 1/7/19, VRDN (b)	10,600,000	10,600,000
Michigan State Univ. Revs. Series 2000 A, 1.78% 1/7/19 (Liquidity Facility Northern Trust Co.), VRDN (b)	10,795,000	10,795,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.67% 1/2/19, VRDN (b)	13,395,000	13,395,000
(Consumers Energy Co. Proj.) 1.78% 1/7/19, LOC JPMorgan Chase Bank, VRDN (a)(b)	15,400,000	15,400,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.72% 1/2/19, LOC Comerica Bank, VRDN (b)	14,350,000	14,350,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 1.75% 1/7/19, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	15,400,000	15,400,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 1.71% 1/7/19, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	20,375,000	20,375,000
		132,505,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 2.03% 1/7/19, VRDN (a)(b)	600,000	600,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.88% 1/7/19, VRDN (a)(b)	200,000	200,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.81% 1/7/19, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.86% 1/7/19, VRDN (a)(b)	600,000	600,000
		1,100,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $137,205,000)		137,205,000

Tender Option Bond - 32.3%
California - 0.7%
Dignity Health Participating VRDN Series DBE 80 11, 1.91% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	2,100,000	2,100,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
Connecticut - 0.3%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Florida - 0.0%
Florida Dept. of Trans. Tpk. Rev. Bonds Series Solar 17 02, 1.84%, tender 1/31/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	100,000	100,000
Illinois - 0.2%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	600,000	600,000
Michigan - 30.0%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 1.71% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,100,000	3,100,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	10,000,000	10,000,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,000,000	4,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 1.75% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	800,000	800,000
Series Floaters XM 04 65, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,800,000	5,800,000
Series Floaters ZF 26 40, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,600,000	3,600,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 1.76% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,000,000	5,000,000
Series 16 XM0223, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)(e)	935,000	935,000
Series 16 ZM0166, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	8,500,000	8,500,000
Series RBC 2016 XM0132, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	13,165,000	13,165,000
Series XM 04 72, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	1,750,000	1,750,000
Series XX 1043, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	1,600,000	1,600,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	4,475,000	4,475,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series ZF 06 55, 1.73% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	3,500,000	3,500,000
Michigan St Hsg. Dev. Auth. Singl Participating VRDN:
Series Floaters 017, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	4,400,000	4,400,000
Series Floaters 027, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,200,000	3,200,000
RIB Floater Trust Various States Participating VRDN Series Floaters 008, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,900,000	3,900,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,089,000	3,089,000
Series 15 XF2205, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	5,300,000	5,300,000
Series Floaters ZF 05 90, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,300,000	4,300,000
		93,109,000
Montana - 0.4%
Missoula Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,370,000	1,370,000
Ohio - 0.2%
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	295,000	295,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
		595,000
Pennsylvania - 0.2%
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	100,000	100,000
		600,000
Texas - 0.2%
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Virginia - 0.0%
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.91%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $100,274,000)		100,274,000

Other Municipal Security - 15.5%
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 1.92% tender 1/3/19, CP mode	200,000	200,000
Massachusetts - 0.1%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 92, 1.78% tender 1/3/19, CP mode	100,000	100,000
Series 92, 1.78% tender 2/4/19, CP mode	200,000	200,000
		300,000
Michigan - 14.4%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.96%, tender 7/29/19 (b)(f)	13,915,000	13,915,000
Michigan Bldg. Auth. Rev.:
Bonds Series 2013 A, 5% 4/15/19	2,565,000	2,587,920
Series 7, 1.85% 1/17/19, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	3,300,000	3,300,000
Michigan Fin. Auth. Rev. Bonds:
Series 2012 A, 5% 7/1/19	6,750,000	6,852,715
Series 2015 A, 5% 5/15/19	1,000,000	1,011,145
Michigan State Univ. Revs. Bonds:
Series 2010 C, 5% 8/15/19	3,300,000	3,361,511
Series 2015 A, 4% 8/15/19	1,000,000	1,012,402
Michigan Trunk Line Fund Rev. Bonds Series 2009, 5% 11/1/19	690,000	706,933
Univ. of Michigan Rev.:
Series K1, 1.79% 3/1/19, CP	3,100,000	3,100,000
Series K2:
1.73% 9/3/19, CP	2,880,000	2,880,000
1.81% 9/3/19, CP	3,000,000	3,000,000
1.82% 8/2/19, CP	3,200,000	3,200,000
		44,927,626
New Hampshire - 0.9%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 1990 A, 1.83% tender 2/1/19, CP mode (a)	1,300,000	1,300,000
Series 2018 A, 1.83% tender 1/3/19, CP mode (a)	400,000	400,000
Series A1, 1.82% tender 1/7/19, CP mode (a)	1,000,000	1,000,000
		2,700,000
Ohio - 0.1%
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.294%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(f)	200,000	200,050
TOTAL OTHER MUNICIPAL SECURITY
(Cost $48,327,676)		48,327,676
	Shares	Value

Investment Company - 7.6%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $23,734,801)	23,733,185	23,734,801
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $309,541,477)		309,541,477
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,110,095
NET ASSETS - 100%		$310,651,572

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,965,000 or 1.6% of net assets.

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	1/18/18	$500,000
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	10/15/18	$300,000
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	6/29/17	$900,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	5/31/18 - 12/7/18	$500,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	8/16/18	$600,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	9/14/17	$295,000
Missoula Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	7/20/17 - 11/3/17	$1,370,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	3/9/17 - 8/6/18	$300,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	11/15/18	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.91%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada)	8/2/18	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$476,883
Total	$476,883

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $285,806,676)	$285,806,676
Fidelity Central Funds (cost $23,734,801)	23,734,801
Total Investment in Securities (cost $309,541,477)		$309,541,477
Cash		7,520
Receivable for securities sold on a delayed delivery basis		400,000
Receivable for fund shares sold		263,221
Interest receivable		812,337
Distributions receivable from Fidelity Central Funds		33,891
Prepaid expenses		543
Other receivables		37
Total assets		311,059,026
Liabilities
Payable for fund shares redeemed	$222,937
Distributions payable	12,209
Accrued management fee	92,588
Audit fee payable	33,722
Transfer agent fee payable	40,887
Other affiliated payables	4,063
Other payables and accrued expenses	1,048
Total liabilities		407,454
Net Assets		$310,651,572
Net Assets consist of:
Paid in capital		$310,653,583
Total distributable earnings (loss)		(2,011)
Net Assets, for 310,291,017 shares outstanding		$310,651,572
Net Asset Value, offering price and redemption price per share ($310,651,572 ÷ 310,291,017 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$4,752,393
Income from Fidelity Central Funds		476,883
Total income		5,229,276
Expenses
Management fee	$1,282,484
Transfer agent fees	557,964
Accounting fees and expenses	56,299
Custodian fees and expenses	3,255
Independent trustees' fees and expenses	1,699
Registration fees	23,052
Audit	39,751
Legal	3,677
Miscellaneous	1,723
Total expenses before reductions	1,969,904
Expense reductions	(2,705)
Total expenses after reductions		1,967,199
Net investment income (loss)		3,262,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,564
Fidelity Central Funds	4,215
Total net realized gain (loss)		15,779
Net increase in net assets resulting from operations		$3,277,856

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,262,077	$1,722,891
Net realized gain (loss)	15,779	3,760
Net increase in net assets resulting from operations	3,277,856	1,726,651
Distributions to shareholders	(3,581,532)	–
Distributions to shareholders from net investment income	–	(1,722,434)
Distributions to shareholders from net realized gain	–	(4,294)
Total distributions	(3,581,532)	(1,726,728)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	35,049,609	35,302,513
Reinvestment of distributions	3,456,334	1,674,103
Cost of shares redeemed	(148,370,854)	(190,525,240)
Net increase (decrease) in net assets and shares resulting from share transactions	(109,864,911)	(153,548,624)
Total increase (decrease) in net assets	(110,168,587)	(153,548,701)
Net Assets
Beginning of period	420,820,159	574,368,860
End of period	$310,651,572	$420,820,159
Other Information
Distributions in excess of net investment income end of period		$(1,653)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.009	.004	.001	–A	–A
Net realized and unrealized gain (loss)	.001	–A	.001	–A	–A
Total from investment operations	.010	.004	.002	–A	–A
Distributions from net investment income	(.009)	(.004)	(.001)	–A	–A
Distributions from net realized gain	(.001)	–A	(.001)	–	–
Total distributions	(.010)	(.004)	(.002)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	1.01%	.37%	.16%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.53%	.52%	.53%	.53%
Expenses net of fee waivers, if any	.55%	.53%	.35%	.06%	.07%
Expenses net of all reductions	.55%	.53%	.35%	.06%	.07%
Net investment income (loss)	.90%	.35%	.06%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$310,652	$420,820	$574,369	$993,737	$1,044,226

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$582,817,327	$11,013,723	$(3,080,760)	$7,932,963
Fidelity Michigan Municipal Money Market Fund	309,541,477	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$32,826	$–	$7,932,963
Fidelity Michigan Municipal Money Market Fund	$–	$–	$–

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to December 31, 2018. Loss deferrals were as follows:

Capital losses
Fidelity Michigan Municipal Income Fund	$(753,875)

The tax character of distributions paid was as follows:

December 31, 2018
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,994,836	$–	$1,809,046	$18,803,882
Fidelity Michigan Municipal Money Market Fund	3,262,434	285,311	33,787	3,581,532

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$18,249,642	$–	$2,430,358	$20,680,000
Fidelity Michigan Municipal Money Market Fund	1,722,434	4,294	–	1,726,728

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $132,570,888 and $209,746,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.11%	.36%
Fidelity Michigan Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.15%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$1,790

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Michigan Municipal Income Fund	$4,893
Fidelity Michigan Municipal Money Market Fund	153

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$4,057
Fidelity Michigan Municipal Money Market Fund	2,552

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,015.90	$2.44
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Michigan Municipal Money Market Fund	.54%
Actual		$1,000.00	$1,005.10	$2.73
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend the amount noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$1,665,381
Fidelity Michigan Municipal Money Market Fund	$20,021

During fiscal year ended 2018, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 5.31% of Fidelity Michigan Municipal Income Fund and 13.56% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but considered that the management fee rate was only slightly above the Total Mapped Group and ASPG medians.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Michigan Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Michigan Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was slight.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Fidelity® Ohio Municipal Income Fund Fidelity® Ohio Municipal Money Market Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	0.39%	4.15%	4.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,792	Fidelity® Ohio Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo:  For the fiscal year ending December 31, 2018, the fund gained 0.39%, lagging, net of fees, the 1.09% advance of the state benchmark, the Bloomberg Barclays Ohio 2+ Year Enhanced Modified 2% Municipal Bond Index. The fund also trailed its Lipper peer group average for the period. The fund's state benchmark is new as of August 1 and allows for the inclusion of shorter-maturity bonds, which lowers duration to a level more in line with the fund's competitive universe. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in bonds backed by the state of Ohio and its various entities also detracted. In contrast, the portfolio's overweighting in bonds issued by the Lancaster School District, which were advance refunded during the period, boosted the relative result. An overweighting in Summa Health System also contributed, as these bonds performed comparatively well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	32.9
Education	24.8
General Obligations	21.2
Escrowed/Pre-Refunded	5.7
Electric Utilities	4.7

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	2.3%
AA,A	77.2%
BBB	8.8%
BB and Below	2.2%
Not Rated	1.4%
Short-Term Investments and Net Other Assets	8.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 91.9%
	Principal Amount	Value
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	900,000	1,022,436
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,091,040

TOTAL GUAM		2,113,476

Ohio - 91.6%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:	$	$
5% 11/15/22	1,000,000	1,090,020
5% 11/15/23	3,245,000	3,523,908
Series 2016:
5% 11/15/22	1,020,000	1,111,035
5.25% 11/15/34	1,500,000	1,674,720
5.25% 11/15/41	10,295,000	11,294,027
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,118,550
5% 8/1/42	4,175,000	4,600,307
Bonds Series 2017 B, 5%, tender 5/5/22 (b)	3,000,000	3,282,090
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.) Series 2012 B, 5.25% 2/15/26 (Pre-Refunded to 2/15/22 @ 100)	6,875,000	7,555,488
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,306,552
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,453,506
5% 2/15/42	3,000,000	3,270,660
Bonds (Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (b)	7,000,000	6,998,180
Beavercreek City School District Series 2015:
5% 12/1/28	1,500,000	1,731,585
5% 12/1/29	1,500,000	1,725,300
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,100,370
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,476,815
Series 2016 X:
5% 5/15/31	3,225,000	3,931,985
5% 5/15/32	3,950,000	4,834,089
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	3,000,000	3,232,260
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) 5% 12/15/26	4,000,000	4,549,640
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,009,379
Cleveland Arpt. Sys. Rev. Series 2018 A:
5% 1/1/43 (FSA Insured) (a)	1,750,000	1,929,270
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,294,720
Cleveland Gen. Oblig.:
Series 2012, 5% 12/1/25	2,350,000	2,608,312
Series 2015:
5% 12/1/26	1,500,000	1,734,570
5% 12/1/27	2,000,000	2,304,540
5% 12/1/29	1,250,000	1,429,275
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,152,651
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,098,010
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	708,438
5% 10/1/30	420,000	493,286
5% 10/1/31	650,000	759,967
5% 10/1/33	600,000	696,750
5% 10/1/36	700,000	802,522
5% 10/1/39	2,040,000	2,314,278
5% 10/1/43	5,000,000	5,638,250
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,391,946
Series 2015 A:
5% 12/1/24	3,725,000	4,151,140
5% 12/1/27	1,750,000	1,938,563
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,341,380
5% 11/15/35	1,245,000	1,400,077
5% 11/15/36	450,000	504,275
5% 11/15/45	2,000,000	2,209,900
Cleveland Pub. Pwr. Sys. Rev.:
Series 2016 A, 5% 11/15/22 (FSA Insured)	3,970,000	4,385,977
Series 2018:
5% 11/15/23 (FSA Insured)	360,000	405,032
5% 11/15/24 (FSA Insured)	475,000	542,754
5% 11/15/25 (FSA Insured)	200,000	231,090
5% 11/15/26 (FSA Insured)	265,000	309,361
5% 11/15/27 (FSA Insured)	220,000	259,085
5% 11/15/28 (FSA Insured)	150,000	177,020
5% 11/15/29 (FSA Insured)	210,000	247,069
5% 11/15/30 (FSA Insured)	530,000	619,756
5% 11/15/32 (FSA Insured)	365,000	423,243
5% 11/15/34 (FSA Insured)	785,000	902,664
5% 11/15/36 (FSA Insured)	1,000,000	1,141,170
5% 11/15/38 (FSA Insured)	830,000	938,581
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,074,714
5% 6/1/25	2,500,000	2,699,225
5% 6/1/26	3,075,000	3,314,635
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	5,861,704
Series 2015 Y:
4% 1/1/28	650,000	695,513
4% 1/1/29	1,040,000	1,108,786
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,570,720
Columbus City School District 5% 12/1/31	5,000,000	5,774,900
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,397,950
Columbus Metropolitan Library Facility Series 2012 1, 5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	530,000	561,715
Cuyahoga County Gen. Oblig. Series 2012 A, 4% 12/1/27	1,575,000	1,626,550
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	1,940,785
5% 2/15/27	1,700,000	1,896,571
5% 2/15/28	2,385,000	2,625,170
5% 2/15/30	3,000,000	3,273,360
5% 2/15/31	1,500,000	1,629,015
5% 2/15/32	1,450,000	1,567,334
Dayton Gen. Oblig.:
4% 12/1/22	750,000	777,833
4% 12/1/25	1,540,000	1,592,452
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,269,050
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23	1,395,000	1,494,547
4% 12/1/24	1,490,000	1,593,421
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,433,275
5% 12/1/26	3,045,000	3,480,618
5% 12/1/32	5,920,000	6,711,030
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	3,929,256
Series 2016 C:
4% 11/1/40	3,000,000	3,059,550
5% 11/1/33	2,610,000	3,004,502
5% 11/1/34	2,155,000	2,468,725
Greater Cleveland Reg'l. Transit Auth. Series 2012, 5% 12/1/23	660,000	715,519
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,527,270
5% 12/1/26	1,500,000	1,715,475
5% 12/1/28	1,550,000	1,767,155
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,106,560
5% 12/1/27	3,825,000	4,227,008
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,286,620
5.25% 6/1/27	3,000,000	3,270,120
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,415,705
5% 1/1/36	3,450,000	3,558,779
Hamilton County Hosp. Facilities Rev. (Children's Hosp. Med. Ctr. Proj.) Series 2014 S, 5% 5/15/26	5,000,000	5,691,300
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,598,825
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A, 6.25% 12/1/34 (Pre-Refunded to 6/1/21 @ 100)	4,100,000	4,515,248
Kent State Univ. Revs.:
Series 2009 B:
5% 5/1/26	335,000	338,363
5% 5/1/28	415,000	419,113
5% 5/1/29	85,000	85,837
5% 5/1/30	95,000	95,869
Series 2012 A:
5% 5/1/24	1,385,000	1,512,932
5% 5/1/25	1,500,000	1,636,545
5% 5/1/26	2,220,000	2,419,090
Series 2016:
5% 5/1/29	2,000,000	2,313,980
5% 5/1/30	1,125,000	1,294,335
Kettering City School District Series 2017, 5% 12/1/25	1,080,000	1,269,097
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27	770,000	870,154
5% 8/15/45	11,000,000	11,805,310
Lakewood City School District Series 2014 C:
5% 12/1/25	1,300,000	1,502,267
5% 12/1/27	3,215,000	3,690,209
Lancaster City School District Series 2012:
5% 10/1/37 (Pre-Refunded to 10/1/22 @ 100)	2,000,000	2,223,000
5% 10/1/49	2,860,000	3,076,788
5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	155,075
Lucas County Hosp. Rev. Series 2011, 5% 11/15/25 (Pre-Refunded to 11/15/21 @ 100)	1,780,000	1,931,122
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	7,893,090
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,303,170
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	580,595
5% 12/1/29	300,000	347,118
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,222,570
Series 2012 A, 5% 8/1/47	5,725,000	6,171,092
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	507,460
5% 12/1/28	1,400,000	1,608,796
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series 2008 D, 6.25% 10/1/33	2,500,000	2,509,600
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,088,344
5% 2/15/48	3,495,000	3,557,211
North Olmsted City School District Series 2015 A:
5% 12/1/26 (Pre-Refunded to 12/1/23 @ 100)	665,000	758,871
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	251,055
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	416,523
5% 12/1/29 (Pre-Refunded to 12/1/23 @ 100)	500,000	570,580
5% 12/1/30 (Pre-Refunded to 12/1/23 @ 100)	750,000	855,870
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	9,741,633
Northwest Local School District Series 2015, 5% 12/1/45	2,980,000	3,303,330
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,334,153
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,899,138
5% 10/1/33	1,500,000	1,745,475
5% 10/1/35	1,450,000	1,672,749
5% 10/1/36	1,250,000	1,434,763
5% 10/1/37	1,430,000	1,635,462
Ohio Gen. Oblig.:
Series 2014 C, 4% 3/1/25	5,000,000	5,364,150
Series 2016 A, 5% 2/1/31	4,255,000	4,902,313
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	875,000	918,330
Series 2016, 5% 12/1/40	2,000,000	2,249,800
(Denison Univ. 2015 Proj.):
5% 11/1/28	1,465,000	1,680,853
5% 11/1/29	1,325,000	1,516,873
5% 11/1/30	2,285,000	2,605,860
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,780,325
(Kenyon College 2010 Proj.) Series 2010, 5.25% 7/1/44	875,000	914,025
(Kenyon College 2015 Proj.) 5% 7/1/41	5,100,000	5,590,620
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,423,080
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	415,780
4% 7/1/37	450,000	466,412
5% 7/1/28	400,000	470,748
5% 7/1/29	735,000	859,516
5% 7/1/30	300,000	348,603
5% 7/1/31	400,000	462,516
5% 7/1/33	650,000	744,744
5% 7/1/35	700,000	794,185
5% 7/1/42	1,400,000	1,559,684
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,580,050
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	595,928
5% 12/1/24	585,000	645,588
5% 12/1/25	1,000,000	1,103,570
5% 12/1/26	1,195,000	1,317,822
5% 12/1/27	2,300,000	2,530,966
Series 2018 B:
4% 12/1/33	1,155,000	1,220,881
5% 12/1/19	1,000,000	1,028,313
5% 12/1/21	1,000,000	1,083,820
5% 12/1/23	1,000,000	1,130,640
5% 12/1/25	1,065,000	1,241,087
5% 12/1/27	1,000,000	1,192,410
5% 12/1/29	1,310,000	1,546,953
5% 12/1/31	1,130,000	1,319,128
5% 12/1/35	1,000,000	1,145,250
5% 12/1/36	1,000,000	1,138,280
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,126,730
5% 5/1/28	1,000,000	1,120,570
5% 5/1/29	855,000	956,514
5% 5/1/31	1,005,000	1,115,128
Ohio Hosp. Facilities Rev.:
Series 2011 A, 5% 1/1/32	3,500,000	3,692,325
Series 2017 A, 5% 1/1/32	2,000,000	2,345,980
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/27	5,000,000	5,474,700
5% 1/15/41	5,000,000	5,415,300
Ohio Spl. Oblig.:
( Ohio Gen. Oblig. Proj.) Series 2017 A, 5% 4/1/32	1,115,000	1,295,318
( Ohio Gen. Oblig. Proj.P Series 2017 A, 5% 4/1/34	1,000,000	1,152,970
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	2,992,010
5% 4/1/30	2,250,000	2,639,205
5% 4/1/31	2,000,000	2,333,060
5% 4/1/33	1,850,000	2,141,801
5% 4/1/35	2,395,000	2,753,771
Ohio State Univ. Gen. Receipts:
Series 2010 D, 5% 12/1/31	1,365,000	1,693,487
Series 2013 A:
5% 6/1/28	2,000,000	2,229,700
5% 6/1/38	3,500,000	3,855,530
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,820,400
Series 2017 A:
5% 2/15/30	1,000,000	1,170,580
5% 2/15/31	1,000,000	1,165,820
Ohio Univ. Gen. Receipts Athens Series 2013, 5% 12/1/24	5,075,000	5,596,609
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,180,575
Olentangy Local School District 5% 12/1/32	1,275,000	1,470,011
Princeton City School District Series 2014, 5% 12/1/39	2,750,000	3,082,200
Reynoldsburg City School District 4% 12/1/30	2,375,000	2,539,706
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	970,000	1,088,243
5% 2/15/28	5,030,000	5,728,969
5% 2/15/30	2,145,000	2,412,160
5% 2/15/32	2,550,000	2,839,986
5% 2/15/33	2,460,000	2,731,486
5% 2/15/34	3,005,000	3,320,555
South-Western City School District Franklin & Pickway County:
(Intercept) Series 2012, 5% 12/1/36	400,000	434,132
Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	1,600,000	1,761,376
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,723,650
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	508,995
5% 1/1/25	1,025,000	1,174,199
5% 1/1/33	5,000,000	5,670,300
Univ. of Cincinnati Gen. Receipts:
Series 2010 F, 5% 6/1/32	2,000,000	2,103,820
Series 2012 C:
4% 6/1/28	2,000,000	2,130,300
5% 6/1/24	1,230,000	1,362,754
Series 2013 A:
5% 6/1/33	4,085,000	4,507,144
5% 6/1/34	5,130,000	5,651,105
Series 2016 A:
5% 6/1/32	745,000	855,066
5% 6/1/33	800,000	914,736
5% 6/1/34	585,000	665,549
Series 2016 C, 5% 6/1/41	2,585,000	2,882,534
Univ. of Toledo Gen. Receipts:
Series 2017 B, 5% 6/1/31	2,470,000	2,970,175
Series 2018 A:
5% 6/1/26	600,000	701,334
5% 6/1/27	350,000	413,669
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,545,360
5% 12/1/25	1,500,000	1,720,215
5% 12/1/26	1,890,000	2,181,740
5% 12/1/27	1,340,000	1,558,407
5% 12/1/28	1,400,000	1,612,758
5% 12/1/29	825,000	945,524
5% 12/1/30	1,700,000	1,939,819
5% 12/1/31	750,000	852,060
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,432,680
Wood County Hosp. Facilities Rev.:
(Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,696,805
(Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	2,000,000	2,087,140
5% 12/1/42	125,000	128,476
Wright State Univ. Gen. Receipts Series 2011 A:
5% 5/1/20	1,650,000	1,701,084
5% 5/1/21	1,080,000	1,135,642
5% 5/1/23	2,665,000	2,788,763

TOTAL OHIO		564,359,425

TOTAL MUNICIPAL BONDS
(Cost $554,771,293)		566,472,901

Municipal Notes - 7.0%
Ohio - 7.0%
Montgomery County Hosp. Rev.:
Series 2016 E, 1.7% 1/2/19, LOC Barclays Bank PLC, VRDN (b)	2,100,000	$2,100,000
Series 2016 F, 1.7% 1/2/19, LOC Barclays Bank PLC, VRDN (b)	3,320,000	3,320,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 1.7% 1/2/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	9,290,000	9,290,000
Ohio Hosp. Rev. Series 2018, 1.7% 1/2/19, LOC PNC Bank NA, VRDN (b)	3,040,000	3,040,000
Ohio State Univ. Gen. Receipts Series 2010 E, 1.72% 1/7/19, VRDN (b)	25,000,000	24,999,991
TOTAL MUNICIPAL NOTES
(Cost $42,750,000)		42,749,991
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $597,521,293)		609,222,892
NET OTHER ASSETS (LIABILITIES) - 1.1%		7,082,700
NET ASSETS - 100%		$616,305,592

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	32.9%
Education	24.8%
General Obligations	21.2%
Escrowed/Pre-Refunded	5.7%
Others* (Individually Less Than 5%)	15.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $597,521,293)		$609,222,892
Cash		3,824,383
Receivable for fund shares sold		955,094
Interest receivable		5,579,202
Prepaid expenses		937
Other receivables		1,568
Total assets		619,584,076
Liabilities
Payable for fund shares redeemed	$2,499,653
Distributions payable	491,029
Accrued management fee	183,005
Other affiliated payables	57,197
Other payables and accrued expenses	47,600
Total liabilities		3,278,484
Net Assets		$616,305,592
Net Assets consist of:
Paid in capital		$604,454,256
Total distributable earnings (loss)		11,851,336
Net Assets, for 51,820,704 shares outstanding		$616,305,592
Net Asset Value, offering price and redemption price per share ($616,305,592 ÷ 51,820,704 shares)		$11.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$20,431,717
Expenses
Management fee	$2,280,655
Transfer agent fees	559,886
Accounting fees and expenses	151,617
Custodian fees and expenses	4,889
Independent trustees' fees and expenses	2,983
Registration fees	24,103
Audit	54,469
Legal	2,808
Miscellaneous	4,703
Total expenses before reductions	3,086,113
Expense reductions	(8,793)
Total expenses after reductions		3,077,320
Net investment income (loss)		17,354,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		255,765
Total net realized gain (loss)		255,765
Change in net unrealized appreciation (depreciation) on investment securities		(16,148,891)
Net gain (loss)		(15,893,126)
Net increase (decrease) in net assets resulting from operations		$1,461,271

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,354,397	$18,088,000
Net realized gain (loss)	255,765	5,264,402
Change in net unrealized appreciation (depreciation)	(16,148,891)	15,306,731
Net increase (decrease) in net assets resulting from operations	1,461,271	38,659,133
Distributions to shareholders	(19,076,332)	–
Distributions to shareholders from net investment income	–	(18,087,879)
Distributions to shareholders from net realized gain	–	(4,790,838)
Total distributions	(19,076,332)	(22,878,717)
Share transactions
Proceeds from sales of shares	81,600,273	83,569,244
Reinvestment of distributions	12,319,390	14,264,227
Cost of shares redeemed	(137,357,769)	(93,359,800)
Net increase (decrease) in net assets resulting from share transactions	(43,438,106)	4,473,671
Total increase (decrease) in net assets	(61,053,167)	20,254,087
Net Assets
Beginning of period	677,358,759	657,104,672
End of period	$616,305,592	$677,358,759
Other Information
Undistributed net investment income end of period		$87,606
Shares
Sold	6,872,638	6,896,568
Issued in reinvestment of distributions	1,039,123	1,179,587
Redeemed	(11,595,747)	(7,726,040)
Net increase (decrease)	(3,683,986)	350,115

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$11.91	$12.29	$12.26	$11.48
Income from Investment Operations
Net investment income (loss)A	.321	.330	.339	.363	.384
Net realized and unrealized gain (loss)	(.279)	.377	(.308)	.147	.780
Total from investment operations	.042	.707	.031	.510	1.164
Distributions from net investment income	(.321)	(.330)	(.339)	(.363)	(.384)
Distributions from net realized gain	(.031)	(.087)	(.072)	(.117)	–
Total distributions	(.352)	(.417)	(.411)	(.480)	(.384)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.89	$12.20	$11.91	$12.29	$12.26
Total ReturnC	.39%	6.03%	.19%	4.24%	10.26%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.70%	2.73%	2.72%	2.97%	3.20%
Supplemental Data
Net assets, end of period (000 omitted)	$616,306	$677,359	$657,105	$636,261	$598,694
Portfolio turnover rate	11%	24%	17%	17%	7%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2018

Days	% of fund's investments 12/31/18
1 - 7	70.8
8 - 30	1.1
31 - 60	7.2
61 - 90	2.0
91 - 180	11.1
>180	7.8

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Variable Rate Demand Notes (VRDNs)	39.9%
Tender Option Bond	29.4%
Other Municipal Security	24.8%
Investment Companies	6.6%
Net Other Assets (Liabilities)	(0.7)*%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/18
Fidelity® Ohio Municipal Money Market Fund	1.27%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Variable Rate Demand Note - 39.9%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 1.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 2.03% 1/7/19, VRDN (a)(b)	400,000	400,000
Series 2002, 1.88% 1/7/19, VRDN (a)(b)	2,700,000	2,700,000
		3,100,000
Indiana - 0.4%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.93% 1/7/19, VRDN (a)(b)	500,000	500,000
Series 2003 B, 2.08% 1/7/19, VRDN (a)(b)	500,000	500,000
		1,000,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 2% 1/7/19, VRDN (b)	200,000	200,000
St Marys Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 2.01% 1/7/19, VRDN (b)	700,000	700,000
		900,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (b)	300,000	300,000
Series 2010 B1, 1.98% 1/7/19, VRDN (b)	100,000	100,000
		400,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 2.03% 1/7/19, VRDN (a)(b)	700,000	700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.88% 1/7/19, VRDN (a)(b)	200,000	200,000
Ohio - 36.9%
Allen County Hosp. Facilities Rev. Series 2012 B, 1.73% 1/7/19, VRDN (b)	22,800,000	22,800,003
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 1.82% 1/7/19, LOC Northern Trust Co., VRDN (b)	15,165,000	15,165,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) 1.86% 1/7/19, LOC JPMorgan Chase Bank, VRDN (a)(b)	905,000	905,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 1.7% 1/2/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	3,800,000	3,800,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 F, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	3,000,000	3,000,000
Series 2016 G, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	13,890,000	13,890,000
Series 2016 H, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	18,960,000	18,960,000
Series 2016 I, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	3,450,000	3,450,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 1.75% 1/7/19, LOC Bank of America NA, VRDN (a)(b)	15,000,000	15,000,000
FHLMC Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Wingate at Belle Meadows Proj.) 1.77% 1/7/19, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,385,000	8,385,000
FNMA Franklin County Multi-family Rev. Series 2002, 1.79% 1/7/19, LOC Fannie Mae, VRDN (a)(b)	4,950,000	4,950,000
		110,305,003
South Carolina - 0.0%
Berkeley County Indl. Dev. Rev. Series A, 1.92% 1/7/19, VRDN (a)(b)	100,000	100,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.86% 1/7/19, VRDN (a)(b)	1,200,000	1,200,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $119,165,003)		119,165,003

Tender Option Bond - 29.4%
California - 0.7%
Dignity Health Participating VRDN Series DBE 80 11, 1.91% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	2,100,000	2,100,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
Florida - 0.1%
Florida Dept. of Trans. Tpk. Rev. Bonds Series Solar 17 02, 1.84%, tender 1/31/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	100,000	100,000
Illinois - 0.2%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	600,000	600,000
Ohio - 28.3%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 1.81% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,340,000	4,340,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,750,000	3,750,000
Cleveland Wtr. Rev. Participating VRDN Series Floaters E 119, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	3,600,000	3,600,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 1.83% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	3,200,000	3,200,000
Forest Hills Local School District Participating VRDN Series Floaters G30, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	2,300,000	2,300,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 1.75% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	2,670,000	2,670,000
Series 16 XL0004, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	4,480,000	4,480,000
Franklin County Rev. Participating VRDN Series Floaters XF 25 90, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,000,000	2,000,000
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 1.81% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	800,000	800,000
Lakewood City School District Bonds Series Solar 0067, 1.84%, tender 2/21/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	4,190,000	4,190,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,420,000	6,420,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 1.74% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,750,000	3,750,000
Series Floaters ZF 05 85, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,170,000	3,170,000
Series Floaters ZF 06 70, 1.74% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	2,000,000	2,000,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN:
Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,700,000	3,700,000
Series XG 00 69, 1.81% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	3,000,000	3,000,000
Ohio Hosp. Facilities Rev. Participating VRDN:
Series 16 ZF0354, 1.74% 1/1/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,000,000	1,000,000
Series XM 05 20, 1.74% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,750,000	6,750,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,500,000	3,500,000
OhioHealth Corp. Participating VRDN Series Floaters XM 04 51, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,000,000	3,000,000
Pittsburg WTSW Participating VRDN Series Putters 50 23, 1.74% 1/2/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,800,000	3,800,000
the Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,990,000	3,990,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,000,000	2,000,000
Series Floaters ZM 06 46, 1.74% 1/7/19 (Liquidity Facility Wells Fargo Bank NA) (b)(c)	3,700,000	3,700,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 1.79% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,500,000	3,500,000
		84,610,000
TOTAL TENDER OPTION BOND
(Cost $87,710,000)		87,710,000

Other Municipal Security - 24.8%
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 1.92% tender 1/3/19, CP mode	200,000	200,000
Massachusetts - 0.0%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 92, 1.78% tender 1/3/19, CP mode	100,000	100,000
New Hampshire - 0.9%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 1990 A, 1.83% tender 2/1/19, CP mode (a)	1,300,000	1,300,000
Series 2018 A, 1.83% tender 1/3/19, CP mode (a)	400,000	400,000
Series A1, 1.82% tender 1/7/19, CP mode (a)	900,000	900,000
		2,600,000
Ohio - 23.8%
Allen County Hosp. Facilities Rev. Bonds Series 2010 B, 5% 9/1/19	2,000,000	2,039,860
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2018, 3% 6/27/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,005,305
Series 2018:
3% 8/15/19 (Ohio Gen. Oblig. Guaranteed)	1,400,000	1,408,614
3% 12/5/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,809
Avon Gen. Oblig. BAN Series 2018:
2.375% 1/23/19	2,400,000	2,400,959
3% 9/5/19 (Ohio Gen. Oblig. Guaranteed)	1,750,000	1,762,778
Batavia Ohio Loc School District BAN Series 2018, 3% 9/1/19 (Ohio Gen. Oblig. Guaranteed)	1,875,000	1,885,674
Dublin City School District BAN Series 2018 B, 4.25% 4/1/19	3,000,000	3,016,226
Euclid Gen. Oblig. BAN Series 2018, 2.75% 5/2/19 (Ohio Gen. Oblig. Guaranteed)	1,001,000	1,003,439
Firelands Ohio Loc School District BAN Series 2018, 3% 8/22/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,005,545
Forest Park Gen. Oblig. BAN Series 2018 B, 3% 5/29/19 (Ohio Gen. Oblig. Guaranteed)	1,095,000	1,099,827
Franklin County Rev. Bonds Series 2013 OH, 1.8%, tender 2/1/19 (b)	3,100,000	3,100,000
Harrison Ohio BAN Series 2018, 3.5% 10/29/19 (Ohio Gen. Oblig. Guaranteed)	1,350,000	1,365,260
Hudson City Gen. Oblig. BAN Series 2018, 3.5% 12/19/19	2,000,000	2,023,762
Kent Various Purp. Bond BAN Series 2018, 2.875% 8/21/19	1,000,000	1,006,076
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.294%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	3,345,000	3,345,801
Licking County BAN Series 2018, 3% 5/9/19	2,100,000	2,107,217
Lorain BAN Series 2018, 3.5% 7/17/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,223
Mason Gen. Oblig. BAN Series 2018, 3% 5/16/19	2,000,000	2,007,247
Mayfield Heights Gen. Oblig. BAN Series 2018, 2.5% 4/4/19 (Ohio Gen. Oblig. Guaranteed)	3,300,000	3,305,776
Miamisburg Gen. Oblig. BAN Series 2017, 3% 6/25/19 (Ohio Gen. Oblig. Guaranteed)	1,850,000	1,858,286
Newark Gen. Oblig. BAN Series 2019, 4.25% 4/25/19 (f)	3,000,000	3,016,800
North Ridgeville Gen. Oblig. BAN Series 2018, 3% 6/13/19	1,100,000	1,105,251
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series B5, 1.79% tender 3/5/19, CP mode	3,000,000	3,000,000
Series B6, 1.79% tender 3/5/19, CP mode	3,000,000	3,000,000
Oxford Gen. Oblig. BAN Series 2018, 3% 6/11/19 (Ohio Gen. Oblig. Guaranteed)	1,600,000	1,607,969
Perrysburg Gen. Oblig. BAN Series 2018:
3% 6/4/19	1,000,000	1,004,133
3% 10/24/19	2,085,000	2,098,225
Pickerington Gen. Oblig. BAN Series 2018, 2.375% 2/7/19	2,000,000	2,001,344
Sandusky Gen. Oblig. BAN Series 2019, 3% 10/3/19	3,200,000	3,221,964
South-Western City School District Franklin & Pickway County BAN Series 2018, 3.125% 6/4/19	3,000,000	3,012,228
Southwest Local School District:
BAN Series 2018, 2.625% 11/13/19 (Ohio Gen. Oblig. Guaranteed)	1,500,000	1,506,029
Bonds Series 2018 B, 3% 1/15/19	1,000,000	1,000,451
Uhrichsville Recreational Facilities BAN Series 2018, 3% 6/26/19 (Ohio Gen. Oblig. Guaranteed)	1,750,000	1,759,528
Union Township Clermont County Gen. Oblig. BAN Series 2018, 3% 9/5/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,301
Worthington City School District BAN Series 2018, 3% 4/15/19	3,000,000	3,008,096
Worthington Ohio BAN Series 2019, 3% 9/26/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,555
		71,119,558
TOTAL OTHER MUNICIPAL SECURITY
(Cost $74,019,558)		74,019,558
	Shares	Value

Investment Company - 6.6%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $19,829,739)	19,827,904	19,829,739
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $300,724,300)		300,724,300
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,988,178)
NET ASSETS - 100%		$298,736,122

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,520,000 or 4.9% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	10/15/18	$300,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	8/16/18	$600,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	9/14/17 - 1/3/18	$6,420,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	1/11/18 - 11/21/18	$3,700,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	7/12/18	$3,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$320,599
Total	$320,599

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $280,894,561)	$280,894,561
Fidelity Central Funds (cost $19,829,739)	19,829,739
Total Investment in Securities (cost $300,724,300)		$300,724,300
Receivable for investments sold		14,035,910
Receivable for fund shares sold		269,506
Interest receivable		1,193,419
Distributions receivable from Fidelity Central Funds		11,903
Prepaid expenses		513
Other receivables		24
Total assets		316,235,575
Liabilities
Payable to custodian bank	$14,029,835
Payable for investments purchased on a delayed delivery basis	3,016,800
Payable for fund shares redeemed	279,844
Distributions payable	10,134
Accrued management fee	89,662
Other affiliated payables	38,485
Other payables and accrued expenses	34,693
Total liabilities		17,499,453
Net Assets		$298,736,122
Net Assets consist of:
Paid in capital		$298,771,670
Total distributable earnings (loss)		(35,548)
Net Assets, for 298,221,252 shares outstanding		$298,736,122
Net Asset Value, offering price and redemption price per share ($298,736,122 ÷ 298,221,252 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$4,899,319
Income from Fidelity Central Funds		320,599
Total income		5,219,918
Expenses
Management fee	$1,248,126
Transfer agent fees	482,211
Accounting fees and expenses	54,790
Custodian fees and expenses	3,121
Independent trustees' fees and expenses	1,655
Registration fees	24,663
Audit	39,751
Legal	2,930
Miscellaneous	1,701
Total expenses before reductions	1,858,948
Expense reductions	(2,651)
Total expenses after reductions		1,856,297
Net investment income (loss)		3,363,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,882)
Fidelity Central Funds	4,059
Total net realized gain (loss)		(6,823)
Net increase in net assets resulting from operations		$3,356,798

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,363,621	$1,967,233
Net realized gain (loss)	(6,823)	(28,447)
Net increase in net assets resulting from operations	3,356,798	1,938,786
Distributions to shareholders	(3,363,936)	–
Distributions to shareholders from net investment income	–	(1,966,726)
Distributions to shareholders from net realized gain	–	(56,345)
Total distributions	(3,363,936)	(2,023,071)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	48,608,768	31,134,506
Reinvestment of distributions	3,258,209	1,960,003
Cost of shares redeemed	(172,233,279)	(199,538,120)
Net increase (decrease) in net assets and shares resulting from share transactions	(120,366,302)	(166,443,611)
Total increase (decrease) in net assets	(120,373,440)	(166,527,896)
Net Assets
Beginning of period	419,109,562	585,637,458
End of period	$298,736,122	$419,109,562

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.004	.001	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.010	.004	.001	–A	–A
Distributions from net investment income	(.010)	(.004)	(.001)	–A	–A
Distributions from net realized gain	–	–A	–A	–A	–A
Total distributions	(.010)	(.004)	(.001)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.98%	.42%	.09%	.01%	.02%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.52%	.52%	.51%
Expenses net of fee waivers, if any	.53%	.52%	.37%	.07%	.08%
Expenses net of all reductions	.53%	.52%	.36%	.07%	.08%
Net investment income (loss)	.96%	.40%	.07%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$298,736	$419,110	$585,637	$1,250,546	$1,336,936

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to future transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$597,521,057	$14,013,540	$(2,311,705)	$11,701,835
Fidelity Ohio Municipal Money Market Fund	300,724,300	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$87,211	$–	$92,682	$–	$11,671,443
Fidelity Ohio Municipal Money Market Fund	971	–	–	(36,518)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration Short-term
Fidelity Ohio Municipal Money Market Fund	$(36,518)

The tax character of distributions paid was as follows:

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$17,354,556	$1,721,776	$19,076,332
Fidelity Ohio Municipal Money Market Fund	3,363,936	–	3,363,936

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,087,879	$–	$4,790,838	$22,878,717
Fidelity Ohio Municipal Money Market Fund	1,966,726	39,442	16,903	2,023,071

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities for the Income Fund aggregated $68,310,498 and $150,332,728, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.11%	.36%
Fidelity Ohio Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.09%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$1,792

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Ohio Municipal Income Fund	$4,745
Fidelity Ohio Municipal Money Market Fund	93

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$4,048
Fidelity Ohio Municipal Money Market Fund	2,558

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 8, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$1,013.60	$2.44
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$1,000.00	$1,005.40	$2.63
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Ohio Municipal Income Fund	02/11/19	02/08/19	$0.0030
Fidelity Ohio Municipal Money Market Fund	02/11/19	02/08/19	$0.0008

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$242,260

During fiscal year ended 2018, 100% of each fund's income dividends were free from federal income tax, and 0.63% and 26.37% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):
OH Municipal Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
50
48
49
49
50
49
49
49
49
48
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	8%	7%	7%	8%	8%
Funds	341	330	329	328	322
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

Historical Management Fees (BP) vs. Competitive Medians (BP):
OH Muni MM
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
37
38
36
35
34
35
33
33
31
32
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	45%	45%	47%	52%	54%
Funds	148	138	121	90	72
ASPG Quartile	3rd	3rd	3rd	3rd	3rd

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but considered that the management fee rate was only slightly above the Total Mapped Group and ASPG medians.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Ohio Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was slight.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Fidelity® Pennsylvania Municipal Income Fund Fidelity® Pennsylvania Municipal Money Market Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	0.84%	3.79%	4.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,456	Fidelity® Pennsylvania Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund gained 0.84%, net of fees, lagging the 1.49% advance of the state benchmark, the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Index and also trailing its Lipper peer group average. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in general obligation bonds backed by the state of Pennsylvania also detracted. These securities outperformed many other bonds issued across Pennsylvania, due partly to improved investor sentiment toward the state's credit. In contrast, the portfolio's overweighting in health care bonds contributed, as these securities outpaced most other sectors of the market, benefiting from a fairly stable environment for the sector and the comparatively high level of income they produced. Additionally, security selection among health care bonds added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	27.8
General Obligations	23.6
Education	13.9
Transportation	13.5
Water & Sewer	11.8

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AA,A	90.0%
BBB	5.7%
BB and Below	2.2%
Not Rated	0.6%
Short-Term Investments and Net Other Assets	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 98.5%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	700,000	795,228
Pennsylvania - 96.1%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,045,350
Allegheny County Series C:
5% 12/1/28	$1,000,000	$1,137,740
5% 12/1/30	1,365,000	1,544,197
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,650,000	1,776,704
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2018:
5% 3/1/33	1,570,000	1,806,254
5% 3/1/34	2,250,000	2,576,993
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2010, 5% 6/1/40 (FSA Insured)	6,690,000	7,009,046
Series 2018, 5% 6/1/43	4,750,000	5,337,243
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,470,366
Berks County Muni. Auth. Rev. Series 2012 A, 5% 11/1/40	3,590,000	3,810,965
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	560,490
5% 7/1/27	490,000	547,438
5% 7/1/28	540,000	602,964
5% 7/1/29	710,000	792,339
5% 7/1/30	685,000	761,028
5% 7/1/35	1,885,000	2,064,018
5% 7/1/39	6,675,000	7,215,875
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,536,639
5% 7/15/30	1,500,000	1,751,190
5% 7/15/31	1,250,000	1,451,438
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41	2,000,000	2,147,020
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,277,800
Series 2016 A:
4% 11/15/32	350,000	362,754
4% 11/15/34	250,000	257,410
4% 11/15/35	200,000	205,558
5% 11/15/28	840,000	956,936
5% 11/15/29	1,625,000	1,845,773
5% 11/15/30	685,000	773,502
5% 11/15/46	6,605,000	7,175,408
Series 2016 B:
4% 11/15/40	600,000	606,084
4% 11/15/47	3,605,000	3,613,472
Series 2018 A:
5% 11/15/26	1,140,000	1,315,936
5% 11/15/27	225,000	261,702
5% 11/15/28	200,000	231,270
5% 11/15/29	200,000	230,428
Commonwealth Fing. Auth. Rev. Series 2013 A2:
5% 6/1/24	800,000	866,624
5% 6/1/25	1,175,000	1,272,055
5% 6/1/26	1,250,000	1,351,975
5% 6/1/42	12,000,000	12,812,511
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012:
5% 11/1/37	1,520,000	1,637,663
5% 11/1/42	3,000,000	3,220,950
Series 2016:
5% 5/1/30	1,000,000	1,144,800
5% 5/1/31	500,000	569,555
5% 5/1/32	750,000	850,628
5% 5/1/33	2,210,000	2,498,737
5% 5/1/34	1,000,000	1,126,440
Dauphin County Gen. Auth.:
(Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,418,208
5% 6/1/35	1,000,000	1,109,540
5% 6/1/36	500,000	552,695
5% 6/1/42	7,410,000	7,857,268
Delaware County Auth. Univ. Rev. Series 2012:
5% 8/1/21	350,000	376,432
5% 8/1/22	300,000	330,156
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,175,314
5% 7/1/27	2,500,000	2,651,500
Series 2016 A, 5% 7/1/46	3,500,000	3,621,520
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	2,750,000	2,953,555
Fox Chapel Area School District Series 2013:
4% 8/1/22	500,000	534,000
5% 8/1/31	3,080,000	3,394,283
5% 8/1/34	1,000,000	1,095,920
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30	1,770,000	1,848,623
5.375% 7/1/42	2,130,000	2,222,144
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,027,160
Series 2017 A2, 5% 2/15/39	1,880,000	2,101,633
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	667,544
6% 6/1/39	1,625,000	1,745,656
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	669,166
5% 11/1/25	665,000	760,208
5% 11/1/27	1,105,000	1,278,021
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,145,500
5% 8/15/33	1,000,000	1,135,250
5% 8/15/34	1,000,000	1,129,440
5% 8/15/36	1,000,000	1,120,780
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,000,000	4,460,600
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,798,594
5% 4/1/44	1,295,000	1,435,676
Luzerne County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) Series 2009, 5.5% 12/1/39	2,500,000	2,565,725
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,115,302
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,500,000	1,740,930
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
4% 10/1/19	185,000	186,809
5% 10/1/20	215,000	223,361
5% 10/1/21	245,000	259,600
5% 10/1/22	275,000	296,557
5% 10/1/23	1,305,000	1,428,022
5% 10/1/24	335,000	371,776
5% 10/1/25	750,000	828,998
5% 10/1/26	1,000,000	1,100,330
5% 10/1/27	1,000,000	1,094,820
Series 2016 A, 5% 10/1/40	4,000,000	4,291,440
Series 2018 A, 5% 9/1/26	1,500,000	1,740,645
Montgomery County Indl. Dev. Auth. Series 2017:
5% 12/1/33	2,150,000	2,498,730
5% 12/1/35	1,000,000	1,154,910
5% 12/1/36	2,660,000	3,059,213
5% 12/1/37	1,515,000	1,736,311
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,094,400
5% 4/1/42	1,000,000	1,093,770
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,514,130
5% 8/15/43	2,000,000	2,215,540
5% 8/15/48	2,500,000	2,763,000
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,423,999
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	462,104
5% 7/1/29	300,000	345,294
5% 7/1/30	375,000	429,064
5% 7/1/31	425,000	484,470
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,857,587
5% 3/1/25	3,255,000	3,455,866
Pennsylvania Gen. Oblig.:
Series 2013, 5% 10/15/27	2,255,000	2,502,216
Series 2015 1, 5% 3/15/31	7,000,000	7,870,660
Series 2015, 5% 3/15/33	2,880,000	3,210,451
Series 2017, 5% 1/1/28	7,000,000	8,128,890
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,222,360
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/20	300,000	310,446
5% 3/1/22	275,000	298,645
5% 3/1/23	585,000	639,920
First Series 2012:
5% 4/1/20	750,000	778,343
5% 4/1/21	500,000	532,860
5% 4/1/22	600,000	654,672
5% 4/1/23	800,000	871,056
5% 4/1/24	1,100,000	1,195,898
Series 2010 E, 5% 5/15/31	2,500,000	2,596,075
Series 2016, 5% 5/1/33	2,200,000	2,465,914
Series 2018 A, 5% 2/15/48	4,000,000	4,596,000
Series AT-1 5% 6/15/31	5,000,000	5,666,650
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,419,238
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,412,638
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,408,263
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,134,351
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,559,546
Pennsylvania State Univ.:
Series 2010, 5% 3/1/40	4,385,000	4,522,294
Series 2015 A:
5% 9/1/30	1,100,000	1,269,202
5% 9/1/31	1,415,000	1,627,024
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,530,700
Series 2013 A2, 5% 12/1/38	2,500,000	2,750,100
Series 2014 A, 5% 12/1/31	865,000	959,536
Series 2014 A2, 0% 12/1/40 (b)	5,500,000	4,658,830
Series 2017 A1:
5% 12/1/30	3,500,000	4,023,040
5% 12/1/31	2,000,000	2,288,820
5% 12/1/33	1,500,000	1,705,365
Series 2018 A2, 5% 12/1/43	5,000,000	5,570,200
Philadelphia Arpt. Rev. Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,287,655
5% 7/1/31 (a)	1,000,000	1,135,340
5% 7/1/33 (a)	2,250,000	2,536,673
5% 7/1/37 (a)	1,480,000	1,645,360
5% 7/1/42 (a)	4,000,000	4,397,480
Philadelphia Gas Works Rev.:
Series 9, 5.25% 8/1/40	5,300,000	5,528,218
5% 8/1/29	2,000,000	2,257,500
5% 8/1/30	1,500,000	1,686,420
5% 8/1/31	1,100,000	1,232,506
5% 10/1/33	1,500,000	1,681,650
5% 10/1/34	500,000	558,370
Philadelphia Gen. Oblig. Series 2017 A, 5% 8/1/30	1,500,000	1,709,550
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,666,500
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,056,030
5% 4/15/25	2,230,000	2,393,660
Series 2015 A, 5% 4/15/29	3,000,000	3,306,810
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,166,920
Series 2016 F, 5% 9/1/34	4,000,000	4,442,520
Series 2018 A:
5% 9/1/29	1,250,000	1,442,413
5% 9/1/30	1,000,000	1,145,850
5% 9/1/33	1,000,000	1,129,890
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40	4,000,000	4,154,960
Series 2011 A, 5% 1/1/41	2,715,000	2,830,605
Series 2015 B, 5% 7/1/30	3,500,000	3,978,835
Series 2017 B:
5% 11/1/29	3,000,000	3,520,620
5% 11/1/30	3,700,000	4,313,719
Pittsburgh & Alleg County Parkin Series 2017:
5% 12/15/23	500,000	559,585
5% 12/15/24	440,000	499,937
5% 12/15/31	1,000,000	1,134,110
5% 12/15/32	500,000	565,810
5% 12/15/33	500,000	563,745
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,450,993
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,191,460
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	644,040
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,465,399
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,140,160
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,301,503
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,114,950
Pittsburgh School District:
Series 2014 A, 5% 9/1/23	1,000,000	1,102,020
Series 2015:
5% 9/1/21 (FSA Insured)	730,000	787,050
5% 9/1/22 (FSA Insured)	885,000	975,951
5% 9/1/23 (FSA Insured)	1,085,000	1,220,397
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,132,180
5% 3/1/36 (FSA Insured)	1,050,000	1,183,959
5% 3/1/37 (FSA Insured)	1,600,000	1,796,800
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B:
5% 11/15/24	500,000	573,975
5% 11/15/26	1,500,000	1,767,420
5% 11/15/27	1,500,000	1,784,700
5% 11/15/28	4,170,000	4,921,643
Southcentral Pennsylvania Gen. Auth. Rev. Series 2015:
4% 12/1/30	1,040,000	1,081,371
5% 12/1/20	30,000	31,627
5% 12/1/21	145,000	156,214
5% 12/1/22	30,000	33,024
5% 12/1/25	1,285,000	1,487,709
5% 12/1/27	1,480,000	1,691,255
5% 12/1/29	1,000,000	1,130,630
Southeastern Pennsylvania Trans. Auth. Rev. Series 2017:
5% 6/1/27	1,400,000	1,662,822
5% 6/1/29	3,500,000	4,116,420
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,085,940
5% 1/1/38 (a)	1,125,000	1,213,695
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,386,438
5% 4/1/26 (FSA Insured)	1,000,000	1,134,190
5% 4/1/28 (FSA Insured)	1,390,000	1,570,533
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41	1,500,000	1,648,005
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/19	1,000,000	1,014,835
5% 7/1/25	4,465,000	4,643,109
5.25% 7/1/20	1,000,000	1,047,310
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,929,983
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,406,575
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	5,987,093

TOTAL PENNSYLVANIA		434,783,179

Pennsylvania, New Jersey - 2.3%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	548,255
5% 7/1/23	1,000,000	1,094,390
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
Series 2010 D, 5% 1/1/30 (Pre-Refunded to 1/1/20 @ 100)	3,500,000	3,607,800
Series 2018 A:
5% 1/1/37	1,000,000	1,159,430
5% 1/1/38	1,300,000	1,501,214
5% 1/1/39	1,000,000	1,150,160
5% 1/1/40	1,100,000	1,261,128

TOTAL PENNSYLVANIA, NEW JERSEY		10,322,377

TOTAL MUNICIPAL BONDS
(Cost $439,413,763)		445,900,784
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $439,413,763)		445,900,784
NET OTHER ASSETS (LIABILITIES) - 1.5%		6,618,062
NET ASSETS - 100%		$452,518,846

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	27.8%
General Obligations	23.6%
Education	13.9%
Transportation	13.5%
Water & Sewer	11.8%
Others* (Individually Less Than 5%)	9.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $439,413,763)		$445,900,784
Cash		3,492,676
Receivable for fund shares sold		332,738
Interest receivable		5,170,295
Prepaid expenses		671
Other receivables		1,107
Total assets		454,898,271
Liabilities
Payable for fund shares redeemed	$1,711,546
Distributions payable	447,541
Accrued management fee	134,149
Other affiliated payables	39,044
Other payables and accrued expenses	47,145
Total liabilities		2,379,425
Net Assets		$452,518,846
Net Assets consist of:
Paid in capital		$446,037,351
Total distributable earnings (loss)		6,481,495
Net Assets, for 41,434,070 shares outstanding		$452,518,846
Net Asset Value, offering price and redemption price per share ($452,518,846 ÷ 41,434,070 shares)		$10.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$15,539,244
Expenses
Management fee	$1,646,430
Transfer agent fees	365,429
Accounting fees and expenses	119,996
Custodian fees and expenses	3,395
Independent trustees' fees and expenses	2,149
Registration fees	21,729
Audit	54,469
Legal	4,797
Miscellaneous	3,007
Total expenses before reductions	2,221,401
Expense reductions	(6,267)
Total expenses after reductions		2,215,134
Net investment income (loss)		13,324,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		741,589
Total net realized gain (loss)		741,589
Change in net unrealized appreciation (depreciation) on investment securities		(10,508,596)
Net gain (loss)		(9,767,007)
Net increase (decrease) in net assets resulting from operations		$3,557,103

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,324,110	$13,746,398
Net realized gain (loss)	741,589	1,971,622
Change in net unrealized appreciation (depreciation)	(10,508,596)	8,488,786
Net increase (decrease) in net assets resulting from operations	3,557,103	24,206,806
Distributions to shareholders	(14,772,428)	–
Distributions to shareholders from net investment income	–	(13,738,825)
Distributions to shareholders from net realized gain	–	(1,974,339)
Total distributions	(14,772,428)	(15,713,164)
Share transactions
Proceeds from sales of shares	79,027,190	75,219,672
Reinvestment of distributions	9,313,841	10,400,543
Cost of shares redeemed	(105,011,723)	(66,225,341)
Net increase (decrease) in net assets resulting from share transactions	(16,670,692)	19,394,874
Total increase (decrease) in net assets	(27,886,017)	27,888,516
Net Assets
Beginning of period	480,404,863	452,516,347
End of period	$452,518,846	$480,404,863
Other Information
Distributions in excess of net investment income end of period		$(10,134)
Shares
Sold	7,249,452	6,763,475
Issued in reinvestment of distributions	854,361	936,558
Redeemed	(9,646,855)	(5,964,420)
Net increase (decrease)	(1,543,042)	1,735,613

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.18	$10.97	$11.31	$11.34	$10.77
Income from Investment Operations
Net investment income (loss)A	.314	.328	.336	.358	.373
Net realized and unrealized gain (loss)	(.226)	.257	(.291)	.013	.615
Total from investment operations	.088	.585	.045	.371	.988
Distributions from net investment income	(.314)	(.328)	(.336)	(.358)	(.373)
Distributions from net realized gain	(.034)	(.047)	(.049)	(.043)	(.045)
Total distributions	(.348)	(.375)	(.385)	(.401)	(.418)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.92	$11.18	$10.97	$11.31	$11.34
Total ReturnC	.84%	5.41%	.34%	3.33%	9.30%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.49%	.49%	.49%
Net investment income (loss)	2.88%	2.95%	2.95%	3.17%	3.35%
Supplemental Data
Net assets, end of period (000 omitted)	$452,519	$480,405	$452,516	$468,086	$452,845
Portfolio turnover rate	15%	12%	18%	17%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2018

Days	% of fund's investments 12/31/18
1 - 7	90.3
8 - 30	3.5
31 - 60	2.3
61 - 90	0.4
91 - 180	1.2
> 180	2.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Variable Rate Demand Notes (VRDNs)	26.3%
Tender Option Bond	57.1%
Other Municipal Security	8.5%
Investment Companies	7.9%
Net Other Assets (Liabilities)	0.2%

Current 7-Day Yields

12/31/18
Fidelity® Pennsylvania Municipal Money Market Fund	1.27%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Variable Rate Demand Note - 26.3%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(b)	$800,000	$800,000
West Jefferson Indl. Dev. Series 2008, 1.8% 1/7/19, VRDN (b)	500,000	500,000
		1,300,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 2.03% 1/7/19, VRDN (a)(b)	200,000	200,000
Series 2002, 1.88% 1/7/19, VRDN (a)(b)	100,000	100,000
		300,000
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1999 B, 1.79% 1/7/19, VRDN (a)(b)	100,000	100,000
Indiana - 0.4%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.93% 1/7/19, VRDN (a)(b)	400,000	400,000
Series 2003 B, 2.08% 1/7/19, VRDN (a)(b)	200,000	200,000
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.) Series H, 1.81% 1/7/19, VRDN (b)	400,000	400,000
		1,000,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 B, 2% 1/7/19, VRDN (b)	200,000	200,000
St Marys Kansas Poll. Cont. Rev. Series 1994, 2.01% 1/7/19, VRDN (b)	500,000	500,000
		700,000
Kentucky - 0.2%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 1.88% 1/7/19, VRDN (a)(b)	400,000	400,000
Louisiana - 0.4%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (b)	900,000	900,000
Series 2010 B1, 1.98% 1/7/19, VRDN (b)	100,000	100,000
		1,000,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 2.03% 1/7/19, VRDN (a)(b)	400,000	400,000
North Carolina - 0.0%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.88% 1/7/19, VRDN (a)(b)	100,000	100,000
Pennsylvania - 23.6%
Allegheny County Indl. Dev. Auth. Rev. (Union Elec. Steel Co. Proj.) Series 1996 A, 1.75% 1/7/19, LOC PNC Bank NA, VRDN (a)(b)	4,120,000	4,120,000
Beaver County Indl. Dev. Auth. Series 2018 A, 1.7% 1/7/19, LOC BMO Harris Bank NA, VRDN (b)	2,400,000	2,400,000
Chester County Health & Ed. Auth. Rev. 1.76% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,235,000	3,235,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 1.81% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,600,000	2,600,000
(Willow Valley Retirement Proj.) Series 2009 B, 1.71% 1/7/19, LOC PNC Bank NA, VRDN (b)	8,340,000	8,340,000
Lower Merion School District Series 2009 A, 1.67% 1/7/19, LOC U.S. Bank NA, Cincinnati, VRDN (b)	4,000,000	4,000,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Leidy's, Inc. Proj.) Series 1995 D7, 1.75% 1/7/19, LOC PNC Bank NA, VRDN (a)(b)	300,000	300,000
Series 2004 B, 1.75% 1/7/19, LOC PNC Bank NA, VRDN (b)	200,000	200,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Keystone College Proj.) Series 2001 H5, 1.71% 1/7/19, LOC PNC Bank NA, VRDN (b)	4,275,000	4,275,000
Philadelphia Arpt. Rev.:
Series 2005 C1, 1.7% 1/7/19, LOC TD Banknorth, NA, VRDN (a)(b)	3,055,000	3,055,000
Series 2005 C2, 1.68% 1/7/19, LOC Royal Bank of Canada, VRDN (a)(b)	1,060,000	1,060,000
Philadelphia Auth. for Indl. Dev. Rev.:
(Spl. People in Northeast, Inc. Proj.) Series 2006, 2.06% 1/7/19, LOC Citizens Bank of Pennsylvania, VRDN (b)	1,095,000	1,095,000
(The Franklin Institute Proj.) Series 2006, 1.98% 1/7/19, LOC Bank of America NA, VRDN (b)	2,950,000	2,950,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B3, 1.71% 1/7/19, LOC PNC Bank NA, VRDN (b)	2,400,000	2,400,000
Ridley School District Series 2009, 1.7% 1/7/19, LOC TD Banknorth, NA, VRDN (b)	1,200,000	1,200,000
Washington County Hosp. Auth. Rev. (Monongahela Valley Hosp. Proj.) Series 2018 C, 1.75% 1/7/19, LOC Citizens Bank of Pennsylvania, VRDN (b)	2,700,000	2,700,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 1.77% 1/7/19, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
		56,605,000
West Virginia - 0.6%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.81% 1/7/19, VRDN (a)(b)	600,000	600,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.86% 1/7/19, VRDN (a)(b)	800,000	800,000
		1,400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $63,305,000)		63,305,000

Tender Option Bond - 57.1%
California - 0.7%
Dignity Health Participating VRDN Series DBE 80 11, 1.91% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	1,600,000	1,600,000
Pennsylvania - 56.4%
Allegheny County Participating VRDN Series Floaters XM 06 63, 1.81% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	2,600,000	2,600,000
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	1,165,000	1,165,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,500,000	3,500,000
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Participating VRDN Series Floaters XG 02 01, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,000,000	3,000,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	4,000,000	4,000,000
Series Floaters XF 06 02, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,695,000	4,695,000
Series Floaters XM 06 13, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,700,000	1,700,000
Series Putters 0047, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,605,000	4,605,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 1.75% 1/7/19 (Liquidity Facility Toronto-Dominion Bank)(b)(c)	3,750,000	3,750,000
Northampton County Gen. Purp. College Rev. Participating VRDN:
Series Floaters XL 00 48, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,400,000	3,400,000
Series Floaters ZM 05 17, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.81% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	3,053,500	3,053,500
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 1.76% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	6,405,000	6,405,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series Floaters XF 24 54, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,200,000	5,200,000
Series Floaters XG 01 80, 1.71% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	4,400,000	4,400,000
Series Floaters ZF 04 24, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,770,000	2,770,000
Series Floaters ZF 06 71, 1.71% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	3,330,000	3,330,000
Series Floaters ZM 06 50, 1.71% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	4,000,000	4,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Participating VRDN:
Series Floaters XF 25 53, 1.72% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,740,000	2,740,000
Series Floaters XG 01 06, 1.7% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	4,095,000	4,095,000
Series MS 3252, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,840,000	5,840,000
Series WF 11 26C, SIFMA Municipal Swap Index + 0.280% 1.89%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)(e)	5,900,000	5,900,000
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Participating VRDN Series Putters 15 XM0010, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,035,000	5,035,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Participating VRDN:
Series Floaters E 101, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	6,200,000	6,200,000
Series XX 10 44, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	1,600,000	1,600,000
Series Floaters G 43, SIFMA Municipal Swap Index + 0.200% 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	2,500,000	2,500,000
Philadelphia Auth. For Indl. Dev. Participating VRDN Series Putters 14 XM0005, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)	4,625,000	4,625,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,330,000	5,330,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series 2017, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,160,000	3,160,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, 1.74%, tender 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	19,470,000	19,470,000
		135,568,500
TOTAL TENDER OPTION BOND
(Cost $137,168,500)		137,168,500

Other Municipal Security - 8.5%
Georgia - 0.8%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, SIFMA Municipal Swap Index + 0.100% 1.81%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	1,865,000	1,865,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 1.92% tender 1/3/19, CP mode	100,000	100,000
Massachusetts - 0.0%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 92, 1.78% tender 1/3/19, CP mode	100,000	100,000
New Hampshire - 0.5%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 2018 A, 1.83% tender 1/3/19, CP mode (a)	300,000	300,000
Series A1, 1.82% tender 1/7/19, CP mode (a)	800,000	800,000
		1,100,000
Ohio - 0.1%
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.294%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	200,000	200,050
Pennsylvania - 7.1%
Allegheny County Hosp. Dev. Auth. Rev. Bonds Series 2010 A, 5% 5/15/19	500,000	505,336
Cumberland County Muni. Auth. Rev. Bonds (Diakon Lutheran Social Ministries Proj.) Series 2009, 6.375% 1/1/19 (Pre-Refunded to 1/1/19 @ 100)	4,905,000	4,905,000
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Bonds Series 2012 A:
4% 1/1/19	810,000	810,000
5% 7/1/19	630,000	639,363
Pennsylvania Gen. Oblig. Bonds:
Series 2009, 5% 7/1/19	2,720,000	2,760,528
Series 2016, 5% 9/15/19	150,000	153,018
Pennsylvania State Univ. Bonds Series A, 5% 3/1/19 (Pre-Refunded to 3/1/19 @ 100)	2,000,000	2,010,168
Philadelphia Arpt. Rev. Series B2, 1.93% 1/30/19, LOC PNC Bank NA, CP (a)	2,400,000	2,400,000
Saint Mary Hosp. Auth. Health Sys. Rev. Bonds (Catholic Health East Proj.) Series 2010B, 5% 11/15/19 (Pre-Refunded to 11/15/19 @ 100)	1,860,000	1,906,247
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds Series B, 5.5% 3/15/19 (Pre-Refunded to 3/15/19 @ 100)	1,000,000	1,007,363
		17,097,023
TOTAL OTHER MUNICIPAL SECURITY
(Cost $20,462,073)		20,462,073
	Shares	Value

Investment Company - 7.9%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $18,886,477)	18,885,299	18,886,477
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $239,822,050)		239,822,050
NET OTHER ASSETS (LIABILITIES) - 0.2%		590,257
NET ASSETS - 100%		$240,412,307

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

CP – COMMERCIAL PAPER

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,900,000 or 4.9% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,625,000 or 1.9% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	1/18/18 - 7/6/18	$3,500,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Series WF 11 26C, SIFMA Municipal Swap Index + 0.280% 1.89%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA)	8/11/16	$5,900,000
Pennsylvania Tpk. Commission Tpk. Rev. Series Floaters G 43, SIFMA Municipal Swap Index + 0.200% 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	8/2/18	$2,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$333,258
Total	$333,258

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $220,935,573)	$220,935,573
Fidelity Central Funds (cost $18,886,477)	18,886,477
Total Investment in Securities (cost $239,822,050)		$239,822,050
Receivable for fund shares sold		288,865
Dividends receivable		28,148
Interest receivable		972,630
Other receivables		6
Total assets		241,111,699
Liabilities
Payable to custodian bank	$62,573
Payable for fund shares redeemed	522,167
Distributions payable	13,985
Accrued management fee	100,667
Total liabilities		699,392
Net Assets		$240,412,307
Net Assets consist of:
Paid in capital		$240,416,852
Total distributable earnings (loss)		(4,545)
Net Assets, for 240,163,953 shares outstanding		$240,412,307
Net Asset Value, offering price and redemption price per share ($240,412,307 ÷ 240,163,953 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$3,445,987
Income from Fidelity Central Funds		333,258
Total income		3,779,245
Expenses
Management fee	$1,296,260
Independent trustees' fees and expenses	1,209
Total expenses before reductions	1,297,469
Expense reductions	(91)
Total expenses after reductions		1,297,378
Net investment income (loss)		2,481,867
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,933)
Fidelity Central Funds	1,126
Total net realized gain (loss)		(7,807)
Net increase in net assets resulting from operations		$2,474,060

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,481,867	$1,276,381
Net realized gain (loss)	(7,807)	33,574
Net increase in net assets resulting from operations	2,474,060	1,309,955
Distributions to shareholders	(2,482,188)	–
Distributions to shareholders from net investment income	–	(1,276,467)
Distributions to shareholders from net realized gain	–	(28,975)
Total distributions	(2,482,188)	(1,305,442)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	39,484,580	36,618,519
Reinvestment of distributions	2,343,361	1,243,608
Cost of shares redeemed	(86,401,616)	(158,398,364)
Net increase (decrease) in net assets and shares resulting from share transactions	(44,573,675)	(120,536,237)
Total increase (decrease) in net assets	(44,581,803)	(120,531,724)
Net Assets
Beginning of period	284,994,110	405,525,834
End of period	$240,412,307	$284,994,110
Other Information
Undistributed net investment income end of period		$1

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.004	.001	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.010	.004	.001	–A	–A
Distributions from net investment income	(.010)	(.004)	(.001)	–A	–A
Distributions from net realized gain	–	–A	–A	–A	–
Total distributions	(.010)	(.004)	(.001)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.97%	.40%	.09%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.35%	.06%	.07%
Expenses net of all reductions	.50%	.50%	.35%	.06%	.07%
Net investment income (loss)	.96%	.38%	.07%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$240,412	$284,994	$405,526	$731,701	$760,467

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$439,399,125	$9,074,371	$(2,572,712)	$6,501,659
Fidelity Pennsylvania Municipal Money Market Fund	239,822,050	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$–	$–	$51,186	$–	$6,501,659
Fidelity Pennsylvania Municipal Money Market Fund	3,262	1	–	(7,675)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration Short-term
Fidelity Pennsylvania Municipal Money Market Fund	$(7,675)

The tax character of distributions paid was as follows:

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,320,710	$1,451,718	$14,772,428
Fidelity Pennsylvania Municipal Money Market Fund	2,482,188	–	2,482,188

December 31, 2017
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,738,825	$1,974,339	$15,713,164
Fidelity Pennsylvania Municipal Money Market Fund	1,276,467	28,975	1,305,442

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $67,422,978 and $87,094,190, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,282

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Income Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

Custody expense reduction
Fidelity Pennsylvania Municipal Income Fund	$3,395

In addition, through an arrangement with the Money Market Fund's custodian, $91 of credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$2,872

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Fidelity Pennsylvania Municipal Income Fund	.47%
Actual		$1,000.00	$1,014.00	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,005.30	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Pennsylvania Municipal Money Market Fund	02/11/19	02/08/19	$0.000
Fidelity Pennsylvania Municipal Income Fund	02/11/19	02/08/19	$0.003

The Fidelity Pennsylvania Municipal Income Fund hereby designates as capital gain dividend with respect to the taxable year ended December 31, 2018, $741,589,or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2018, 100% of each fund's income dividends were free from federal income tax, and 14.39% of Fidelity Pennsylvania Municipal Money Market Fund and 4.06% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for 2017. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but also noted that the management fees of most competitor funds do not cover non-management expenses.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Pennsylvania Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

PFR-ANN-0219
1.540037.121

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Fidelity Municipal Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Fidelity Pennsylvania Municipal Money Market Fund (the “Funds”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$32,000	$2,700	$2,000	$1,600
Fidelity Ohio Municipal Money Market Fund	$32,000	$2,700	$2,000	$1,600
Fidelity Pennsylvania Municipal Money Market Fund	$32,000	$2,700	$2,000	$1,600

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$32,000	$2,900	$2,200	$1,500
Fidelity Ohio Municipal Money Market Fund	$32,000	$2,900	$2,200	$1,500
Fidelity Pennsylvania Municipal Money Market Fund	$32,000	$2,900	$2,200	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2018A	December 31, 2017A
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2018A	December 31, 2017A
PwC	$11,145,000	$10,735,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 26, 2019